 Exhibit 99.1

Relmada Therapeutics Announces Results of Annual Meeting of Stockholders

Stockholders Elect All of the Company’s Director Nominees

NEW YORK, Dec. 30, 2015 -- Relmada Therapeutics, Inc. (OTCQB: RLMD) (“Relmada” or “the Company”), a clinical-stage company developing novel therapies for the treatment of chronic pain, today announced that, at the Company’s 2015 Annual Meeting of Stockholders, Relmada stockholders voted to elect all of Relmada’s director nominees: Shreeram Agharkar, PhD, and Maged Shenouda, R. Ph., MBDA. The final tabulation indicates that more than 94% of votes cast at the Annual Meeting were in support of Messrs. Agharkar and Shenouda.

Sergio Traversa, Chief Executive Officer of Relmada, said, “Relmada’s Board of Directors and management team thank our stockholders for their support of Relmada’s director nominees at the 2015 Annual Meeting. We believe the voting results and the positive feedback received throughout the Annual Meeting process underscore our stockholders’ confidence in the Board and management team in overseeing our strategy and vision for Relmada. We look forward to achieving the significant opportunities that we expect are possible for Relmada in the next 12 to 24 months and to creating value for all stockholders.”

The certified election results will be made available on Form 8-K and filed with the U.S. Securities and Exchange Commission.

About Relmada Therapeutics, Inc.

Relmada Therapeutics is a clinical-stage, publicly traded specialty pharmaceutical company developing novel versions of proven drug products together with new chemical entities that potentially address areas of high unmet medical need in the treatment of pain. The Company has a diversified portfolio of four lead products at various stages of development including d-Methadone (REL-1017) its N-methyl-D-aspartate (NMDA) receptor antagonist for neuropathic pain; topical mepivacaine (REL-1021), its orphan drug designated topical formulation of the local anesthetic mepivacaine; oral buprenorphine (REL-1028) its oral dosage form of the opioid analgesic buprenorphine; and LevoCap ER (REL-1015), its abuse resistant, sustained release dosage form of the opioid analgesic levorphanol. The Company's product development efforts are guided by the internationally recognized scientific expertise of its research team. The Company's approach is expected to reduce clinical development risks and costs while potentially delivering valuable products in areas of high unmet medical needs. For more information, please visit Relmada's website at: www.relmada.com.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. We may from time to time make written or oral statements in this letter, the proxy statements filed with the SEC communications to stockholders and press releases which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon management's current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, expected product development, product potential, future business plans and costs. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as "expects," "anticipates," "believes," "will," "will likely result," "will continue," "plans to" and similar expressions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Contacts

Investors:

Michael Becker, SVP of Finance and Corporate Development

Relmada Therapeutics Inc.

(212) 376-5776

mbecker@relmada.com

Jonathan Salzberger / Scott Winter

Innisfree M&A Incorporated

(212) 750-5833

Media:

Barrett Golden / Nicholas Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449